Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Diamond Communications LLC

820 Morris Turnpike, Suite 104

Short Hills, New Jersey 07078

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Diamond Communications LLC (the “Company”) and Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of cellular sites and the related tenant leases in conjunction with the proposed offering of Diamond Issuer LLC Fixed Rate, Secured Cellular Site Revenue Notes, Series 2017-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Barclays, on behalf of the Company, provided us:

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on November 6, 2017 with a computer-generated data file and related record layout (the “Initial Statistical Data File”) containing data with respect to 490 cellular sites (the “Cellular Sites”) and the related 674 tenant leases (the “Tenant Leases”) associated with the Cellular Sites;

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on November 13, 2017 with a supplemental data file (the “Supplemental Data File”) containing the investment grade for each of the Tenant Leases set forth on the Initial Statistical Data File. We were instructed by representatives of Barclays, on behalf of the Company, to append the Initial Statistical Data File with the information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File”; and

•	a listing (the “Sample Listing”) of certain Cellular Sites and Tenant Leases, which were selected based on the following criteria (as represented to us by Barclays, on behalf of the Company):

○	the 15 Cellular Sites (the “Top 15 Sample Sites”) with the highest annualized run rate net cash flow as of November 3, 2017 with contractual escalations through January 1, 2018;

Member of Deloitte Touche Tohmatsu Limited

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15 Cellular Sites selected from the remaining Cellular Sites, which were not included as part of the Top 15 Sample Sites, and indicated as the Company’s wireless communication towers on the Statistical Data File (the “15 Owned Sample Sites”);

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5 Cellular Sites selected from the remaining Cellular Sites, which were not included as part of the Top 15 Sample Sites, and indicated as FirstEnergy’s utility sites with communication towers on the Statistical Data File (the “5 FirstEnergy Tower Sample Sites”);

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15 Cellular Sites selected from the remaining Cellular Sites, which were not included as part of the Top 15 Sample Sites, and indicated as FirstEnergy’s utility sites with utility structures on the Statistical Data File (the “15 FirstEnergy Structure Sample Sites”); and

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75 Tenant Leases, consisting of the Tenant Leases having the two highest, as and if applicable, annualized run rate net cash flows as of November 3, 2017 with contractual escalations through January 1, 2018 (as represented to us by Barclays, on behalf of the Company) related to the Top 15 Sample Sites, 15 Diamond Tower Sample Sites, 5 FirstEnergy Tower Sample Sites and 15 FirstEnergy Structure Sample Sites (the “Sample Tenant Leases”).

The Top 15 Sample Sites, 15 Diamond Tower Sample Sites, 5 FirstEnergy Tower Sample Sites and 15 FirstEnergy Structure Sample Sites are collectively referred to as the “Sample Sites.” We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each Sample Site, we performed comparisons of the wireless communication asset characteristics (the “Cellular Site Characteristics”) set forth on the Statistical Data File and indicated below.

Cellular Site Characteristics

1. Asset identification number (for informational purposes only) 2. Site state 3. Land interest 4. Tower type 5. Tower height	6. Monthly ground rent expense* 7. Monthly revenue share expense* 8. Monthly expense reimbursement* 9. Monthly operating expenses* 10. Final ground lease expiration date (if applicable)
*	As of September 30, 2017

We compared Cellular Site Characteristic 2. to the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Deed,” “Easement Agreement” or FirstEnergy Master Lease Agreement, FirstEnergy Master Purchase Agreement or other FirstEnergy related correspondence (collectively, the “FirstEnergy Documentation”).

We compared Cellular Site Characteristic 3. to the (i) Ground Lease Agreement, for those Sample Sites whose land interest is “LL” (as indicated on the Statistical Data File), (ii) Easement Agreement, for those Sample Sites whose land interest is “easement” or “PE” (as indicated on the Statistical Data File), (iii) Deed, for those Sample Sites whose land interest is “owned” (as indicated on the Statistical Data File) or (iv) the FirstEnergy Documentation, for those Sample Sites whose land interest is “ROU” (as indicated on the Statistical Data File).

We compared Cellular Site Characteristics 4. and 5. to photographs, construction drawings, site audits, engineering reports, seller documents or other Company documents (collectively, the “Asset Reports”). Further, for purposes of our comparisons of Cellular Site Characteristic 5., differences of ten feet or less are deemed to be “in agreement.” Additionally, for those Sample Sites whose tower type is identified on the Statistical Data File as “Land Site,” we did not perform any procedures with respect to the related Cellular Site Characteristics 4. and 5.

With respect to Cellular Site Characteristic 6., for those Sample Sites where the “land interest” on the Statistical Data File was (i) not indicated as “LL”, we observed a value of zero on the Statistical Data File or (ii) indicated as “LL”, we compared the monthly ground rent expense to the corresponding amount set forth on or derived from the Ground Lease Agreement. Further, for purposes of such comparisons, differences of 2.5% or less of the monthly ground rent expense indicated on the Statistical Data File are deemed to be “in agreement.”

With respect to Cellular Site Characteristic 7., for those Sample Sites where the “land interest” on the Statistical Data File was (i) indicated as (a) “LL” or “Owned” or (b) “PE” and the “Structure Owner” on the Statistical Data File was indicated as “Diamond”, we observed a value of zero on the Statistical Data File or (ii) indicated as (a) “ROU” or (b) “PE” and the “Structure Owner” on the Statistical Data File was not indicated as “Diamond”, we compared the monthly revenue share expense to the corresponding amount set forth on or derived from the “Revenue Share Schedules.” Further, for purposes of such comparisons, differences of 2.5% or less of the monthly revenue share expense indicated on the Statistical Data File are deemed to be “in agreement.”

We compared Cellular Site Characteristics 8. and 9. to the corresponding information set forth on or derived from schedules, provided to us by the Company, containing certain accounting information (the “Accounting Schedules”). Further, for purposes of such comparisons, differences 2.5% or less of the monthly expense reimbursement or monthly operating expense, as applicable, indicated on the Statistical Data File are deemed to be “in agreement.”

We compared Cellular Site Characteristic 10. to the Ground Lease Agreement. Further, for purposes of such comparisons, differences of thirty days or less are deemed to be “in agreement.”

The Cellular Site documents described above and any other related documents used in support of the Cellular Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Cellular Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Cellular Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Cellular Site Documentation. In addition, we make no representations as to whether the Cellular Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each Sample Tenant Lease, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics

1. Lease identification number (for informational purposes only) 2. Parent 3. Monthly revenue* 4. Technology classification 5. Lease current expiration date	6. Lease final expiration date 7. Lease escalation frequency 8. Escalation amount 9. Billing frequency 10. Investment grade
*	As of September 30, 2017

We compared Tenant Lease Characteristics 2. through 9. to the corresponding information set forth on or derived from tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”). Further, for purposes of our comparison of (i) Tenant Lease Characteristic 3., differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File are deemed to be “in agreement” and (ii) Tenant Lease Characteristics 5. and 6., differences of 30 days or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristic 10. to the parent investment rating spreadsheet (the “Rating Spreadsheet”).

The tenant lease documents indicated above and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Cellular Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Cellular Site Documentation and Tenant Lease Documentation, respectively.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Cellular Sites or Tenant Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Cellular Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 27, 2017